As Filed with the Securities and Exchange Commission on November 16, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 10, 2004

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

            By action dated November 10, 2004, a Committee previously appointed by the Board of Directors of the Registrant, approved an increase of $250,000,000 in the outstanding principal amount of the Registrant's 5 3/8% Senior Notes, due June 2014 (the "Notes") and the public offering of the Notes to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof.  The resolutions of the Committee are included as Exhibit 99.1 hereto.

            On November 10, 2004, the Registrant entered into an underwriting agreement with the various Underwriters (the "Underwriting Agreement") for $250,000,000 of the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated April 14, 2004 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated November 10, 2004.  The Underwriting Agreement is included as Exhibit 1.1 hereto.

            The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-112708, as amended ("Registration No. 333-112708"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  Registration No. 333-112708 registered up to $30,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.
1.1	Underwriting Agreement dated November 10, 2004 with respect to the offering of the 5 3/8% Senior Notes, due June 2014
4.1	Form of 5 3/8% Senior Note, due June 2014
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 5 3/8% Senior Notes, due June 2014
99.1	Resolutions dated November 10, 2004 of a Committee of the Board of Directors with respect to the terms of the offering of the 5 3/8% Senior Notes, due June 2014

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       BANK OF AMERICA CORPORATION

                                                                                       By: /s/  TERESA M. BRENNER
                                                                                                     Teresa M. Brenner
                                                                                                     Associate General Counsel

Dated: November 16, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated November 10, 2004 with respect to the offering of the 5 3/8% Senior Notes, due June 2014
4.1	Form of 5 3/8% Senior Note, due June 2014
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 5 3/8% Senior Notes, due June 2014
99.1	Resolutions dated November 10, 2004 of a Committee of the Board of Directors with respect to the terms of the offering of the 5 3/8% Senior Notes, due June 2014